UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2020

ORGENESIS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38416	98-0583166
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

20271 Goldenrod Lane, Germantown, MD 20876

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 659-6404

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ORGS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensatory Arrangements of Certain Officers

Special remuneration

On December 16, 2020, the Compensation Committee of the Board of Directors of Orgenesis Inc., a Nevada corporation (the “Company”), approved a special one-time bonus of $200,000 to Neil Reithinger, the Company’s Chief Financial Officer, Treasurer and Secretary for his outstanding service to the Company and its affiliates. The payment of such remuneration will be made prior to December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

Date: December 21, 2020	By:	/s/ Neil Reithinger
Neil Reithinger
Chief Financial Officer, Treasurer and Secretary